SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 24, 2017

CENTERSTATE BANK CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1101 First Street South, Suite 202, Winter Haven, FL	33880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (863) 293-4710

Not Applicable

(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On October 24, 2017, CenterState Bank Corporation (NASDAQ: CSFL) (the “Company”) issued a press release announcing certain financial results and additional information.  A copy of the press release is furnished with this Form 8-K. CenterState will host a conference call on  Wednesday, October 25, 2017 at 2:00pm (EST) to discuss its third quarter 2017 results. Investors may call in (toll free) by dialing (866) 393-0571 (passcode 95874051).

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:

Some of the statements in this report constitute forward-looking statements, within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements related to future events, other future financial and operating performance, costs, revenues, economic conditions in our markets, loan performance, credit risks, collateral values and credit conditions, or business strategies, including expansion and acquisition activities and may be identified by terminology such as “may,” “will,” “should,” “expects,” “scheduled,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “potential,” or “continue” or the negative of such terms or other comparable terminology. Actual events or results may differ materially. In evaluating these statements, you should specifically consider the factors described throughout this report. We cannot assure you that future results, levels of activity, performance or goals will be achieved, and actual results may differ from those set forth in the forward looking statements.

Forward-looking statements, with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond the Company’s our control, as well as beyond the control of Sunshine Bancorp, Inc. (“Sunshine”) and HCBF Holding Company, Inc. (“Harbor”), which the Company has proposed to acquire in separate transactions.  These forward looking statements, many of which, with respect to future business decisions and actions, are subject to change, and which may cause the actual results, performance or achievements of the Company or the Bank to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Examples of uncertainties and contingencies include, among other important factors, general economic and business conditions, expectations of and actual timing and amount of interest rate movements, including the slope and shape of the yield curve, which can have a significant impact on a financial services institution, market and monetary fluctuations, including fluctuations in mortgage markets,  responses to any or all of these conditions, the actions of the Securities and Exchange Commission, the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, and other regulators and agencies, including in connection with the regulatory approval process associated with the proposed mergers, pending, threatened, or possible future regulatory or judicial actions, proceedings or outcomes, changes in laws and regulations applicable to the Company, Sunshine and Harbor, the possibility that the proposed transactions will not close when expected or at all because required regulatory, or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, the possibility that the anticipated benefits of the transactions will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the companies, the possibility that the transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, the Company’s, Sunshine’s and Harbor’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; and other factors that may affect future results of the Company, Sunshine and Harbor, both individually and as a combined entity. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and otherwise in our SEC reports and filings, in Sunshine’s Annual Report on Form 10-K for the year ended December 31, 2016 and in its other SEC reports and filings, and in Harbor’s final prospectus filed by HCBF with the SEC on June 21, 2017 related to its Registration Statement on Form S-4 filed with the SEC on April 20, 2017, as amended (File No. 333-217395)  under the title “Risk Factors,” and in its other SEC reports and filings. You should not expect us to update any forward-looking statements. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2016, and otherwise in our SEC reports and filings.

Important Other Information

Sunshine Bancorp, Inc.

In connection with the proposed merger of the Company with Sunshine, the Company has filed with the SEC a Registration Statement on Form S-4 (No. 333-220582) and a definitive Proxy Statement of Sunshine and a Prospectus of the Company, as well as other relevant documents concerning the proposed Sunshine transaction.  The proposed transaction is being submitted to Sunshine’s stockholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. STOCKHOLDERS OF SUNSHINE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION. Stockholders can obtain a free copy of the definitive proxy statement/prospectus, as well as other filings containing information about the Company and Sunshine, without charge, at the SEC’s website (http://www.sec.gov). Copies of the definitive proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Corporate Secretary, CenterState Bank Corporation, 1101 First Street South, Winter Haven, FL 33880 or Corporate Secretary, Sunshine Bancorp, Inc. 102 West Baker Street, Plant City, FL 33563.

Participants in the Solicitation

Sunshine and certain of its respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Sunshine transaction. Information regarding Sunshine’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 30, 2017, and certain of its Current Reports on Form 8-K.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive proxy statement/prospectus and other relevant materials filed with the SEC, which may be obtained as described in the preceding paragraph.

HCBF Holding Company, Inc.

In connection with the proposed merger of the Company with Harbor, the Company has filed with the SEC a Registration Statement on Form S-4 (No. 333-220810) that includes a preliminary Joint Proxy Statement of  the Company and Harbor and a preliminary Prospectus of the Company, as well as other relevant documents concerning the proposed transaction.  The Company will file a definitive Joint Proxy Statement/ Prospectus under the Registration Statement in the future, along with certain additional documents concerning the proposed transaction. The proposed transaction involving the Company and Harbor will be submitted to the Company’s shareholders and Harbor’s stockholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF THE COMPANY AND HARBOR ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about the Company and Harbor, without charge, at the SEC’s website (http://www.sec.gov). Copies of the definitive joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to CenterState Bank Corporation, 1101 First Street South, Winter Haven, FL 33880 or Secretary, HCBF Holding Company, Inc., 200 S. Indian River Drive, Suite 101, Fort Pierce, FL 34950

Participants in the Solicitation

The Company and Harbor and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Harbor transaction. Information regarding the Company’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 2, 2017, and certain of its Current Reports on Form 8-K. Information regarding Harbor’s directors and executive officers is available in Harbor’s final prospectus filed by HCBF with the SEC on June 21, 2017 related to its Registration Statement on Form S-4 filed with the SEC on April 20, 2017, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document, when it becomes available, may be obtained as described in the preceding paragraph.

Item 7.01	Regulation FD Disclosure

On October 19, 2017, the board of directors of the Company declared a quarterly cash dividend on its common stock of $0.06 per share.  The dividend is payable on December 29, 2017 to shareholders of record as of December 15, 2017.

Item 9.01	Financial Statements and Exhibits

	(d)	Exhibits:

	Exhibit 99.1	Press release dated October 24, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANK CORPORATION

By:	/s/ Jennifer L. Idell
Jennifer L. Idell
Executive Vice President and
Chief Financial Officer

Date:  October 24, 2017

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